Prepaid and Other Receivables - Summary of Prepaid Expenses and Other Receivables (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Prepaid Expense and Other Assets, Current [Abstract]
Prepaid deposits	$ 1,030	$ 1,734
Prepaid expenses	6,418	3,695
Other receivables	0	0
Total Prepaid expenses and other receivables	$ 7,448	$ 5,429